UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01660
Exact name of registrant as specified in charter:	Prudential’s Gibraltar Fund, Inc.
Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Registrant’s telephone number, including area code:	973-367-7521
Date of fiscal year end:	12/31/2009
Date of reporting period:	12/31/2009

Item 1 – Reports to Stockholders

PRUDENTIAL’S FINANCIAL SECURITY PROGRAM	ANNUAL REPORT	DECEMBER 31, 2009

Prudential’s Gibraltar Fund, Inc.

0172334-00001-00

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus and current performance results. Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

This report must be preceded or accompanied by the current prospectus for the Gibraltar Fund. The prospectus contains information on the investment objectives, risks, and charges and expenses and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Planholders should call 888-778-2888 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Planholders may obtain copies of Form N-Q filings by calling 888-778-2888.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 800-778-2255.

Prudential’s Gibraltar Fund, Inc. Table of Contents	Annual Report	December 31, 2009

■	LETTER TO PLANHOLDERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Public Registered Accounting Firm
E1	Management of the Fund

Prudential’s Gibraltar Fund, Inc. Letter to Planholders	December 31, 2009

■	DEAR PLANHOLDER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Prudential’s Gibraltar Fund annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Prudential’s Gibraltar Fund, Inc.	January 29, 2010

PRESIDENT

STEPHEN PELLETIER

Prudential’s Gibraltar Fund, Inc. Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Subadviser Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Fund	40.15%	3.61%	0.78%
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Fund inception: 3/14/1968. Fund performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

In the year ended December 31, 2009, the Gibraltar Fund rose 40.15%. The Fund is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

The Fund significantly outperformed its benchmark, the S&P 500 Index. Information technology holdings contributed most to the Fund’s return, as both an overweight position relative to the benchmark and strong stock selection were beneficial. Notable performers in the sector included a well-known computer innovator that is benefiting from its cutting-edge software for managing, editing, and sharing digital data, photos, music, and video. The company is also gaining access to significant incremental growth opportunities in the mobile phone market. Another key contributor advanced on its technological lead and dominant position in Internet search.

In healthcare, an optical care leader benefited from takeover speculation while a leading pharmacy benefits manager gained on the industry’s positive fundamental outlook and the company’s diverse and differentiated product offering.

In energy, an exploration and production company with a long-lived asset base, solid cost management, and relatively clean balance sheet rose on its increasingly productive wells and projected additional drilling.

In financials, a major financial services company gained on strong capital markets activity, declining systemic risks, and an improving investment banking deal pipeline.

Stock selection detracted from return in industrials, where a defense contractor fell on concerns about future defense spending. In the consumer staples sector, a major retailer was challenged by currency exchange issues, tough same-store sales results, and higher general and administrative expenses.

The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential’s Gibraltar Fund, Inc. Presentation of Portfolio Holdings — unaudited	December 31, 2009

Prudential’s Gibraltar Fund, Inc.
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	6.4%
Apple, Inc.	4.7%
QUALCOMM, Inc.	4.5%
Medco Health Solutions, Inc.	4.4%
Cisco Systems, Inc.	4.3%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Prudential’s Gibraltar Fund, Inc. Fees and Expenses — unaudited	December 31, 2009

As a Planholder investing in the Fund through a variable contract, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your contract. If contract charges were included, the costs shown below would be higher. Please consult your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Prudential’s Gibraltar Fund, Inc.		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Prudential’s Gibraltar Fund, Inc.	Actual	$1,000.00	$1,242.40	0.61%	$3.45
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	as of December 31, 2009

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.5%	Shares	Value (Note 1)

Aerospace & Defense — 2.0%
Precision Castparts Corp.	15,300	$1,688,355
United Technologies Corp.	22,200	1,540,902

		3,229,257

Air Freight & Logistics — 1.4%
Expeditors International of Washington, Inc.	62,800	2,181,044

Auto Components — 0.7%
Johnson Controls, Inc.	41,100	1,119,564

Automobiles — 0.9%
Harley-Davidson, Inc.	55,400	1,396,080

Beverages — 1.3%
PepsiCo, Inc.	33,200	2,018,560

Biotechnology — 2.2%
Gilead Sciences, Inc.(a)	58,300	2,523,224
Vertex Pharmaceuticals, Inc.(a)	21,700	929,845

		3,453,069

Capital Markets — 6.5%
Charles Schwab Corp. (The)	247,700	4,661,714
Goldman Sachs Group, Inc. (The)	24,800	4,187,232
Lazard Ltd. (Class A Stock)	38,520	1,462,604

		10,311,550

Communications Equipment — 8.9%
Cisco Systems, Inc.(a)	285,500	6,834,870
QUALCOMM, Inc.	154,800	7,161,048

		13,995,918

Computers & Peripherals — 9.2%
Apple, Inc.(a)	35,500	7,485,530
Hewlett-Packard Co.	85,700	4,414,407
NetApp, Inc.(a)	74,100	2,548,299

		14,448,236

Diversified Financial Services — 2.1%
Bank of America Corp.	56,900	856,914
JPMorgan Chase & Co.	57,100	2,379,357

		3,236,271

Energy Equipment & Services — 1.8%
Schlumberger Ltd.	42,900	2,792,361

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	47,100	2,786,907

Food Products — 2.0%
Unilever PLC (United Kingdom), ADR	99,610	3,177,559

Healthcare Equipment & Supplies — 7.5%
Alcon, Inc.	27,400	4,503,190
Baxter International, Inc.	61,700	3,620,556
Covidien PLC	77,600	3,716,264

		11,840,010

Healthcare Providers & Services — 5.1%
Express Scripts, Inc.(a)	14,300	1,236,235
Medco Health Solutions, Inc.(a)	107,300	6,857,543

		8,093,778

COMMON STOCKS (continued)	Shares	Value (Note 1)

Hotels, Restaurants & Leisure — 1.1%
Starbucks Corp.(a)	76,500	$1,764,090

Household Products — 1.8%
Colgate-Palmolive Co.	33,674	2,766,319

Internet & Catalog Retail — 1.6%
Amazon.com, Inc.(a)	18,400	2,475,168

Internet Software & Services — 6.4%
Google, Inc. (Class A Stock)(a)	16,300	10,105,674

IT Services — 5.7%
Mastercard, Inc. (Class A Stock)	17,300	4,428,454
Visa, Inc. (Class A Stock)	51,400	4,495,444

		8,923,898

Machinery — 1.0%
Cummins, Inc.	33,050	1,515,673

Media — 2.7%
Walt Disney Co. (The)	131,500	4,240,875

Multiline Retail — 2.4%
Kohl’s Corp.(a)	34,400	1,855,192
Target Corp.	40,600	1,963,822

		3,819,014

Oil, Gas & Consumable Fuels — 4.7%
Occidental Petroleum Corp.	39,400	3,205,190
Petroleo Brasileiro SA (Brazil), ADR	31,600	1,506,688
Southwestern Energy Co.(a)	56,800	2,737,760

		7,449,638

Pharmaceuticals — 7.3%
Abbott Laboratories	87,100	4,702,529
Roche Holding AG (Switzerland), ADR	51,200	2,160,640
Shire PLC (Ireland), ADR	29,800	1,749,260
Teva Pharmaceutical Industries Ltd. (Israel), ADR	52,300	2,938,214

		11,550,643

Road & Rail — 1.1%
Union Pacific Corp.	27,600	1,763,640

Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.	57,900	1,828,482
Intel Corp.	160,800	3,280,320

		5,108,802

Software — 3.8%
Adobe Systems, Inc.(a)	106,300	3,909,714
SAP AG (Germany), ADR	45,200	2,115,812

		6,025,526

Textiles, Apparel & Luxury Goods — 2.3%
NIKE, Inc. (Class B Stock)	55,100	3,640,457

TOTAL COMMON STOCKS (cost $110,432,670)		155,229,581

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC. (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2009

LONG-TERM INVESTMENTS — 98.8%
PREFERRED STOCK — 0.3%	Shares	Value (Note 1)

Diversified Financial Services
Bank of America Corp. (cost $577,500)	38,500	$574,420

TOTAL LONG-TERM INVESTMENTS (cost $111,010,170)		155,804,001

SHORT-TERM INVESTMENT — 1.1%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,686,655; Note 3)(b)	1,686,655	1,686,655

TOTAL INVESTMENTS — 99.9% (cost $112,696,825; Note 5)		157,490,656
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		102,110

NET ASSETS — 100.0%		$157,592,766

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$155,229,581	$—	$—
Preferred Stock	574,420
Affiliated Money Market Mutual Fund	1,686,655	—	—

	157,490,656	—	—
Other Financial Instruments*	—	—	—

Total	$157,490,656	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Computers & Peripherals	9.2%
Communications Equipment	8.9
Healthcare Equipment & Supplies	7.5
Pharmaceuticals	7.3
Capital Markets	6.5
Internet Software & Services	6.4
IT Services	5.7
Healthcare Providers & Services	5.1
Oil, Gas & Consumable Fuels	4.7
Software	3.8
Semiconductors & Semiconductor Equipment	3.2
Media	2.7
Diversified Financial Services	2.4
Multiline Retail	2.4
Textiles, Apparel & Luxury Goods	2.3
Biotechnology	2.2
Aerospace & Defense	2.0
Food Products	2.0
Energy Equipment & Services	1.8
Food & Staples Retailing	1.8
Household Products	1.8
Internet & Catalog Retail	1.6
Air Freight & Logistics	1.4
Beverages	1.3
Affiliated Money Market Mutual Fund	1.1
Hotels, Restaurants & Leisure	1.1
Road & Rail	1.1
Machinery	1.0
Automobiles	0.9
Auto Components	0.7

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PRUDENTIAL’S GIBRALTAR FUND, INC. (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Unaffiliated investments (cost $111,010,170)	$155,804,001
Affiliated investments (cost $1,686,655)	1,686,655
Dividends receivable	151,025
Foreign tax reclaim receivable	50,525
Prepaid expenses	1,567

Total Assets	157,693,773

LIABILITIES
Management fee payable	72,813
Accrued expenses and other liabilities	28,194

Total Liabilities	101,007

NET ASSETS	$157,592,766

Net assets were comprised of:
Common stock, at $0.01 par value	$166,350
Paid-in capital, in excess of par	168,324,361

168,490,711
Undistributed net investment income	37,951
Accumulated net realized loss on investment transactions	(55,729,727)
Net unrealized appreciation on investments	44,793,831

Net assets, December 31, 2009	$157,592,766

Net asset value and redemption price per share, 16,634,981 outstanding shares of common stock (authorized 75,000,000 shares)	$9.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $42,610 foreign withholding tax)	$1,578,295
Affiliated dividend income	37,093

1,615,388

EXPENSES
Management fee	768,369
Custodian’s fees	44,000
Audit fee	17,000
Directors’ fees	9,000
Legal fees and expenses	5,000
Insurance expenses	3,000
Miscellaneous	9,353

Total expenses	855,722

NET INVESTMENT INCOME	759,666

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,336,374)
Net change in unrealized appreciation (depreciation) on investments	48,184,740

NET GAIN ON INVESTMENTS	46,848,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,608,032

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$759,666	$1,200,879
Net realized loss on investments	(1,336,374)	(25,106,305)
Net change in unrealized appreciation (depreciation) on investments	48,184,740	(50,352,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,608,032	(74,258,300)

DIVIDENDS:
Dividends from net investment income	(723,786)	(1,297,755)

CAPITAL STOCK TRANSACTIONS:
Capital stock issued in reinvestment of dividends [83,704 and 148,224 shares, respectively]	723,786	1,297,755
Capital stock repurchased [2,592,260 and 2,175,542 shares, respectively]	(19,983,776)	(19,242,083)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(19,259,990)	(17,944,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,624,256	(93,500,383)
NET ASSETS:
Beginning of year	129,968,510	223,468,893

End of year(a)	$157,592,766	$129,968,510

(a) Includes undistributed net investment income of:	$37,951	$36,149

SEE NOTES TO FINANCIAL STATEMENTS.

A3

NOTES TO THE FINANCIAL STATEMENTS OF

PRUDENTIAL’S GIBRALTAR FUND, INC.

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1:	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:    Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate the net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:    The fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes:    It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to it’s shareholders. Therefore, no federal income tax provision is required.

B1

Withholding taxes on foreign dividends are recorded, net of receivable amounts, at the time the related income is earned.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2:	Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, compensation of officers of the Fund, costs related to shareholder reporting, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of 0.55 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the shares of the Fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

PI, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2009.

Note 3:	Other Transactions with Affiliates

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4:	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2009 aggregated $74,962,908 and $87,684,646, respectively.

Note 5:	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and paid-in capital in excess of par.

For the year ended December 31, 2009, the adjustments were to decrease undistributed net investment income and to increase paid-in capital in excess of par by $34,078 primarily due to investments in partnerships. Net investment income, accumulated net realized loss on investments and net assets were not affected by this change.

B2

For the years ended December 31, 2009 and 2008, the tax character of dividends paid reflected in the Statement of Changes in Net Assets were $723,786 and $1,297,755 of ordinary income, respectively.

As of December 31, 2009, the accumulated undistributed earnings on a tax basis was $16,747 of ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$114,889,468	$43,037,070	$(435,882)	$42,601,188

The difference between book basis and tax basis is attributable to deferred losses on wash sales and investments in partnerships.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2009 of approximately $53,516,000 of which, $14,844,000 expires in 2010, $12,936,000 expires in 2011, $20,999,000 expires in 2016 and $4,737,000 expires in 2017. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6:	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 7:	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through February 19, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

B3

Financial Highlights

	Prudential’s Gibraltar Fund, Inc.
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.79	$10.56	$9.53	$9.10	$8.17

Income (Loss) From Investment Operations:
Net investment income	.04	.06	.09	.05	.03
Net realized and unrealized gains (losses) on investments	2.68	(3.76)	1.02	.43	.93

Total from investment operations	2.72	(3.70)	1.11	.48	.96

Less Dividends:
Dividends from net investment income	(.04)	(.07)	(.08)	(.05)	(.03)

Net Asset Value, end of year	$9.47	$6.79	$10.56	$9.53	$9.10

Total Return(a):	40.15%	(35.21)%	11.72%	5.32%	11.74%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$157.6	$130.0	$223.5	$222.3	$234.7
Ratios to average net assets(b):
Expenses	.61%	.60%	.59%	.60%	.62%
Net investment income	.54%	.65%	.83%	.53%	.29%
Portfolio turnover rate	56%	67%	57%	62%	76%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS

PRUDENTIAL’S GIBRALTAR FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Prudential’s Gibraltar Fund, Inc. (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prudential’s Gibraltar Fund, Inc. as of December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2010

D1

Federal Income Tax Information (Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (December 31, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that in the fiscal year ended December 31, 2009, the Fund paid ordinary income dividends of $0.04 per share.

For the fiscal year ended December 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended December 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

D2

MANAGEMENT OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund (hereafter referred to as “Trustees” or “Directors” or “Board Members”) is set forth below. Trustees who are not deemed to be interested persons of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI) or the “Manager.”

Information pertaining to the Officers of the Fund is also set forth below.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None

Thomas M. O’Brien (59) No. of Portfolios Overseen: 83	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustees (1)
Stephen Pelletier (56) No. of Portfolios Overseen: 55	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None

Robert F. Gunia (63) No. of Portfolios Overseen: 83	Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

Timothy S. Cronin (44) Number of Portfolios Overseen: 55	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1)	The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1985; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, 1985; Thomas T. Mooney, 2003; Thomas M. O’Brien, 2003; Stephen Pelletier, 2008; F. Don Schwartz, 2003.

E1

Fund Officers (a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a)	Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investment Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

Variable contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional. Contract guarantees are based on the claims-paying ability of the issuing company.

Prudential’s Financial Security Program is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Prudential’s Gibraltar Fund, Inc. is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC. Both are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The 2009 Audited Financial Statements of The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the Audited Financial Statements.

For service-related questions, please contact the Annuity Service Center at 888-778-2888.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

0172334-00001-00    FSP AR

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2009 and December 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $17,301 and $17,301, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,468 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended December 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential’s Gibraltar Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary
Date February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ STEPHEN PELLETIER
Stephen Pelletier
President and Principal Executive Officer
Date February 16, 2010

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer
Date February 16, 2010

*	Print the name and title of each signing officer under his or her signature.